Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of August 16, 2021, between CooTek (Cayman) Inc., a company incorporated under the laws of the Cayman Islands (the “Company”), and Mercer Street Global Opportunity Fund LLC (the “Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

WHEREAS, the Company and the Purchaser desire to enter into this transaction to purchase the securities pursuant to a currently effective (i) shelf registration statement of the Company on Form F-3 (File No. 333-251355) (the “Shelf Registration Statement”) and (ii) a registration statement on Form F-6, which has registered not less than 50,000,000 ADSs (File No. 333-227412) (the “ADS Registration Statement,” and together with the Shelf Registration Statement, the “Registration Statements”).

WHEREAS, the Purchaser desires to subscribe and purchase, and the Company desires to sell the aggregate number of ADSs (defined below) set forth below, to be issued pursuant to the Deposit Agreement dated September 27, 2018, entered into among the Company, Deutsche Bank Trust Company Americas, as depositary (the “Depositary”), and the holders and beneficial owners of ADSs evidenced by American depositary receipts (“ADRs”) issued thereunder (the “Deposit Agreement”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1            Definitions. In addition to the words and terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

“Action” shall have the meaning ascribed to such term in Section 3.11.

“ADSs” means American depositary shares, each representing 50 Ordinary Shares.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Board of Directors” means the board of directors of the Company.

“Closing” means a closing of the purchase and sale of the Offered Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which this Agreement has been executed and delivered by the applicable parties thereto (or such other date as the parties may agree), and all conditions precedent to (i) the Purchaser’s obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities to be issued and sold, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Commission” means the United States Securities and Exchange Commission.

“DWAC” shall mean The Depository Trust Company Deposit or Withdrawal at Custodian system.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.3.

“Offered ADSs” means the ADSs issuable to the Purchaser upon deposit of the Offered Shares.

“Offered Securities” means the Offered Shares sold to the Purchaser pursuant to this Agreement, including all of the Offered ADSs issuable upon deposit of such Offered Shares.

“Offered Shares” means the Ordinary Shares sold to the Purchaser pursuant to this Agreement, to be represented by the Offered ADSs issuable upon deposit of such Ordinary Shares.

“Ordinary Shares” means Class A ordinary shares of the Company, par value US$0.00001 per share.

“Ordinary Share Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Ordinary Shares, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Ordinary Shares.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition) pending or, to the Company’s knowledge, threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

“Prospectus Supplement” means any supplement to the Shelf Registration Statement complying with Rule 424(b) of the Securities Act that is filed with the Commission.

“Public Disclosure” shall have the meaning ascribed to such term in Section 5.11.

“Purchaser Party” shall have the meaning ascribed to such term in Section 5.8.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.6.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.9.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable securities).

“Significant Subsidiaries” has the meaning given to such term in Rule 405 under the Securities Act.

“Subscription Amount” shall have the meaning ascribed to such term in Section 2.1.

“Subsidiary” means with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the Board of Directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Offered Securities are listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, the OTCQX, or the OTC Pink Marketplace (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“US GAAP” shall have the meaning ascribed to such term in Section 3.9.

ARTICLE II.
PURCHASE AND SALE

2.1            Purchase, Sale and Delivery of the Securities. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchaser agree to purchase, US$1,500,000 (“Subscription Amount”) of Offered ADSs at a purchase price of US$1.5151 per share. The Company shall deliver to the Purchaser the Offered ADSs, and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction or waiver of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at such location as the parties shall mutually agree. Unless otherwise agreed, settlement of the Offered ADSs shall occur either via wire and DWAC, directly to the account(s) identified by the Purchaser, and payment therefor shall be made by the Purchaser by wire transfer to the Company).

2.2            Deliveries.

(a)            On or prior to the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i)            this Agreement duly executed by the Company;

(ii)            legal opinion of the Company’s Cayman Islands counsel, in a form reasonably acceptable to the Purchaser;

(iii)          the Company shall have provided the Purchaser with the Company’s wire instructions, on Company letterhead and executed by the Chief Executive Officer or Chief Financial Officer;

(iv)          a copy of the irrevocable instructions to the Depositary instructing the Depositary to deliver on an expedited basis via DWAC the amount of Offered ADSs being purchased hereunder;

(v)           the Prospectus Supplement that shall have been filed with the Commission in accordance with the Rules and Regulations registering the transactions contemplated hereunder. No stop order suspending the effectiveness of the Registration Statements or of any respective part thereof shall have been issued and no Proceeding for that purpose shall have been instituted or, to the knowledge of the Company, shall have been contemplated by the Commission; and

(vi)          confirmation that the Offered ADSs have been accepted for listing on the New York Stock Exchange.

(b)            On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

(i)            this Agreement duly executed by the Purchaser; and

(ii)           the Purchaser’s Subscription Amount which shall be made in immediately available funds in United States dollars to the bank account designated by the Company via wire.

2.3            Closing Conditions for the Company. The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)            the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the applicable Closing Date of the representations and warranties of the Purchaser contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)            all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed; and

(iii)            the delivery by the Purchaser of the items set forth in Section 2.2(b) of this Agreement.

2.4            Closing Conditions for the Purchaser. The obligations of the Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

(i)            accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the applicable Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)            all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)            the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement; and

(iv)            from the date hereof to the Closing Date trading in the Offered Securities shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Offered Securities at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1            Representations and Warranties of the Company. Except as set forth in the SEC Reports filed prior to the date of this Agreement without giving effect to any amendment to any such SEC Report filed on or after the date hereof and excluding any disclosure of risks included in any “forward-looking statements” disclaimer or any other statements that are similarly cautionary, predictive or forward-looking in nature, the Company hereby makes the following representations and warranties in the following sections below to the Purchaser as of the Closing Date.

3.2            Subsidiaries. All of the direct and indirect Significant Subsidiaries of the Company are set forth in the SEC Reports. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each such Subsidiary, and all of the issued and outstanding shares of capital stock of each such Subsidiary are validly issued and are fully paid, non-assessable (to the extent such concept applies under relevant law) and free of preemptive and similar rights to subscribe for or purchase securities.

3.3            Organization and Qualification. The Company and its Significant Subsidiaries each are an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation nor default of any of the provisions of its currently effective memorandum and articles of association. The Company and its Significant Subsidiaries are each a duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

3.4            Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors in connection herewith or therewith other than in connection with the Required Approvals. Subject to obtaining the Required Approvals, this Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

3.5            No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Offered Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s currently effective memorandum and articles of association, or (ii) conflict with, or constitute a default under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

3.6            Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) consents, authorizations, orders, filings or registrations as specifically contemplated under the Transaction Documents, (ii) the filings required pursuant to Section 3.5 of this Agreement, blue sky filings or a Form D filing, (iii) the filings as may be required under the Securities Act and any applicable state securities laws, or (iv) application to any applicable Trading Market for the listing of the Offered Securities, following registration of such shares under the Securities Act, for trading thereon in the time and manner required thereby (the “Required Approvals”).

3.7            Issuance of the Offered Securities. The Offered Shares are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. Upon the due issuance by the Depositary of the Offered ADSs against the deposit of the Offered Shares in accordance with the provisions of the Deposit Agreement, such Offered ADSs will be duly and validly issued under the Deposit Agreement and Persons in whose name such Offered ADSs are registered will be entitled to the right of registered holders of ADRs evidencing the ADSs specified therein and in the Deposit Agreement.

3.8            Capitalization. The Company has not issued any capital stock (ordinary shares) since its most recently filed periodic report under the Exchange Act, other than pursuant to the instruments disclosed in the SEC Report and the exercise of employee stock awards under the Company’s equity incentive plans, the issuance of shares of Ordinary Shares to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Ordinary Share Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. As a result of the purchase and sale of the Offered Securities, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Offered Securities or the capital stock (ordinary shares) of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Ordinary Shares or Ordinary Share Equivalents or capital stock (ordinary shares) of any Subsidiary.

3.9            SEC Reports; Financial Statements. The Company has filed, in all material respects, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension or waiver of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America applied on a consistent basis during the periods involved (“US GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by US GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

3.10            Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest financial statements included within the SEC Reports, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect. Other than as disclosed on other schedules to this Agreement and except for the issuance of the Offered Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

3.11            Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation, inquiry or other similar proceeding of any federal or state government unit pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Offered Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation or inquiry by the Commission involving the Company or any current or former director or officer of the Company.

3.12            [RESERVED]

3.13            Compliance. Neither the Company nor any of its Significant Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Significant Subsidiaries, and neither the Company nor any of its Significant Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect.

3.14            [RESERVED]

3.15            Regulatory Permits. The Company and each of its Significant Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, except where such revocation or modification would not have, individually or in the aggregate, a Material Adverse Effect. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Significant Subsidiaries or to which the Company or any of its Significant Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Significant Subsidiaries, any acquisition of property by the Company or any of its Significant Subsidiaries or the conduct of business by the Company or any of its Significant Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Significant Subsidiaries.

3.16            Title to Assets. Subject to the Liens, each of the Company and the Significant Subsidiaries has good and marketable title in fee simple to all personal property owned by it that is material to the business of the Company. The Company owns no real property. Any real property and facilities held under lease by the Company are held by them under valid, subsisting and enforceable leases with which the Company are in compliance.

3.17            [RESERVED]

3.18            Insurance. The Company and the Significant Subsidiaries are each insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in China and in the businesses in which the Company and its Significant Subsidiaries are engaged.

3.19            Transactions with Affiliates and Employees. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any material transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock award agreements under any equity incentive plan of the Company.

3.20            [RESERVED]

3.21            Certain Fees. The Purchaser shall have no obligation with respect to any brokerage or finder’s fees or commissions or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due by the Company in connection with the transactions contemplated by the Transaction Documents.

3.22            Investment Company. The Company is not, and immediately after receipt of payment for the Offered Securities, will not be required to register as an “investment company” under the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

3.23            Registration Rights. No Person has any right to cause the Company or any Subsidiary to effect the registration under the Securities Act of any securities of the Company or any Subsidiary.

3.24            Listing and Maintenance Requirements. The Offered Securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Offered Securities under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares are or have been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market that has not been resolved prior to the date hereof. The Company is and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Offered Securities currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

3.25            [RESERVED]

3.26            Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchaser or its agent or counsel with any information that it believes constitutes or might constitute material, non-public information which has not otherwise been disclosed. The Company understands and confirms that the Purchaser will rely on the foregoing representation in effecting transactions in securities of the Company. The Company acknowledges and agrees that the Purchaser has not made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Agreement.

3.27            No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Offered Securities to be integrated with prior offerings by the Company for purposes of any applicable stockholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

3.28            Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Offered Securities hereunder, (i) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date.

3.29            Tax Status. The Company (and each Significant Subsidiary) have each filed all federal, state, local and foreign tax returns which have been required to be filed and paid all taxes shown thereon through the date hereof, to the extent that such taxes have become due and are not being contested in good faith, except where the failure to so file or pay would not have a Material Adverse Effect. No tax deficiency has been determined adversely to the Company which has had, or would have, individually or in the aggregate, a Material Adverse Effect. The Company has no knowledge of any federal, state or other governmental tax deficiency, penalty or assessment which has been or might be asserted or threatened against it which would have a Material Adverse Effect

3.30            Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated any provision of FCPA.

3.31            Accountants. The Company’s accounting firm is set forth in the SEC Reports. To the knowledge and belief of the Company, such accounting firm is a registered public accounting firm registered with the Public Company Accounting Oversight Board as required by the Exchange Act.

3.32            Acknowledgment Regarding Purchaser’s Purchase of Offered Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by the Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Offered Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.33            [RESERVED]

3.34            Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Offered Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Offered Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

3.35            Office of Foreign Assets Control. Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

3.36            U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Purchaser’s request.

3.37            Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). The Company does not own or control, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

3.38            Money Laundering. The operations of the Company is and has been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

3.39            Foreign Private Issuer Status. The Company is a “Foreign Private Issuer” within the meaning of Rule 405 under the Securities Act.

3.40            Registration Statements and Prospectuses. The Company has filed with the Commission the Registration Statement and such amendments to such Registration Statement as may have been required to the date hereof, covering the registration of the Offered Securities under the Securities Act, which has been declared effective by the Commission under the Securities Act. The Registration Statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said rule and the Prospectus Supplement will meet the requirements set forth in Rule 424(b) in all material respects. Any reference in this Agreement to the Registration Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 which were filed under the Exchange Act, on or before the date of this Agreement, or the issue date of the Prospectus Supplement, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth” or “stated” in the Registration Statement or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statements or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission. The Offered Securities conform in all material respects to all statements with respect thereto contained in the Registration Statements, the Prospectus and the Prospectus Supplement. Immediately after the execution and delivery of this Agreement, the Company will prepare and file with the Commission a Prospectus Supplement to the Shelf Registration Statement relating to the Offered Securities and the offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) of the Rules and Regulations.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

4.1            Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

4.2            Organization; Authority. The Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

4.3            No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction Documents to which it is a party, and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Purchaser’s Articles of Incorporation, bylaws or other organizational or charter documents, each as currently in effect, or (ii) conflict with, or constitute a default under, result in the creation of any Lien upon any of the properties or assets of the Purchaser, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Purchaser debt or otherwise) or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

4.4            Understandings or Arrangements. The Purchaser is acquiring the Offered Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Offered Securities (this representation and warranty not limiting the Purchaser’s right to sell the Offered Securities in compliance with applicable U.S. federal and state securities laws). The Purchaser is acquiring such Offered Securities as principal for his, her or its own account and not with a view to or for distributing or reselling such Offered Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Offered Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Offered Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell such Offered Securities pursuant to a registration statement or otherwise in compliance with applicable federal and state securities laws).

4.5            Purchaser Status. At the time the Purchaser was offered the Offered Securities, it was, and as of the date hereof it is, outside the United States or an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

4.6            Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Offered Securities, and has so evaluated the merits and risks of such investment. The Purchaser understands that its investment in the Offered Securities involves a high degree of risk. The Purchaser can bear the economic risk of an investment in the Offered Securities and, at the present time, is able to afford a complete loss of such investment.

4.7            Access to Information. The Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and of the SEC Reports. The Purchaser and its advisors (and his or its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision regarding the purchase of the Offered Securities. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its purchase of the Offered Securities.

4.8            No Short Sale. Neither the Purchaser nor its affiliates has any open short position in the Ordinary Shares or the ADSs, nor has the Purchaser entered into any hedging transaction that establishes a net short position with respect to the Ordinary Shares or ADSs, and the Purchaser agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales or hedging transactions with respect to the Ordinary Shares or ADSs. The Purchaser is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and the Purchaser acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of the Purchaser.

4.9            Not an Affiliate. The Purchaser is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto)) of the Company or any of its Subsidiaries or (iii) a “beneficial owner” of more than 10% of the shares of Ordinary Shares or ADSs (as defined for purposes of Rule 13d-3 of the 1934 Act).

4.10            Certain Transactions and Confidentiality. The Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Offered Securities covered by this Agreement. Other than to other Persons party to this Agreement or to the Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

The Company acknowledges and agrees that the representations contained in this Agreement shall not modify, amend or affect the Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE V.
OTHER AGREEMENTS OF THE PARTIES

5.1            Legends. The Offered Securities shall be issued free of restrictive legends.

5.2            Amendments to Registration Statement. The Company has delivered, or will as promptly as practicable deliver, at the reasonable request of the Purchaser, to the Purchaser complete conformed copies of the Registration Statement and of each consent and certificate of experts, as applicable, filed as a part thereof, and conformed copies of the Registration Statement (without exhibits), the Prospectus and the Prospectus Supplement, as amended or supplemented. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Offered Securities other than the Prospectus, the Prospectus Supplement, the Registration Statement, and copies of the documents incorporated by reference therein.

5.3            Prospectus Supplement. On the Closing Date, the Company shall file with the Prospectus Supplement disclosing all information relating to the transaction contemplated and an updated Plan of Distribution, including, without limitation, the name of the Purchaser, a description of the Offered Securities, the terms of the offering, and other material terms of the offering, and any other information or disclosure necessary to register the transaction contemplated herein.

5.4            Securities Laws Disclosure; Publicity. The Company shall promptly (no later than by 5:30 p.m. New York City Time on the second Trading Day following the execution date hereof), file a Current Report on Form 6-K or a Prospectus Supplement disclosing the material terms of this Agreement, including the Transaction Documents as exhibits thereto, with the Commission. In addition, effective upon the issuance of such Form 6-K or Prospectus Supplement, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and the Purchaser or any of their Affiliates on the other hand, shall terminate. The Prospectus Supplement shall include all material, non-public information delivered to the Purchaser by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and the Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

5.5            [RESERVED]

5.6            Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, which shall be disclosed pursuant to this Section and except as permitted under Section 4.11, the Company covenants and agrees that neither it, nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that constitutes, or the Company reasonably believes constitutes, material non-public information, unless prior thereto the Purchaser shall have consented to the receipt of such information and agreed with the Company to keep such information confidential. Prior to providing the Purchaser with any material non-public information, the Company shall provide the Purchaser with a consent substantially in the form attached as Exhibit A (“Consent”) which shall not include any material non-public information. The Company shall not provide the Purchaser with the material non-public information if the Purchaser does not execute and return the Consent to the Company. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company. To the extent that the Company delivers any material, non-public information to a Purchaser without the Purchaser’s consent, the Company hereby covenants and agrees that the Purchaser shall not have any duty of confidentiality to the Company, any of its Subsidiaries, or any of their respective officers, directors, agents, employees or Affiliates, not to trade on the basis of, such material, non-public information, provided that the Purchaser shall remain subject to applicable law. To the extent that any notice provided pursuant to any Transaction Document or any other communications made by the Company, or information provided, to the Purchaser constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall simultaneously file such notice or other material information with the Commission pursuant to a Current Report on Form 6-K. The Company understands and confirms that the Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

5.7            Use of Proceeds. The Company shall not use the net proceeds from the sale of the Offered Securities hereunder (a) in violation of FCPA or OFAC regulations, or (b) to lend money, give credit, or make advances to any officers or directors of the Company.

5.8            Indemnification of Purchaser. Subject to the provisions of this Section, the Company will indemnify and hold the Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (including local counsel, if retained) that any the Purchaser Party reasonably incurred (the “Indemnification Amount”) as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, (b) any action instituted against the Purchaser Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a breach of the Purchaser Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser Party may have with any such stockholder or any violations by the Purchaser Party of state or federal securities laws or any conduct by the Purchaser Party which constitutes fraud, gross negligence, willful misconduct or malfeasance) or any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading. If any action shall be brought against the Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party; provided, however, the Indemnification Amount shall in no event exceed the Subscription Amount. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to the Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to the Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchaser Party in this Agreement or in the other Transaction Documents. The Purchaser Parties shall have the right to settle any action against any of them by the payment of money provided that they cannot agree to any equitable relief and the Company, its officers, directors and Affiliates receive unconditional releases in customary form. The indemnification required by this Section 5.8 shall be made by periodic payments of the amount thereof during the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of the Purchaser Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

5.9            Listing or Quotation of Offered ADSs. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Offered ADSs on the Trading Market on which it is currently listed or quoted. The Company further agrees, if the Company applies to have the Offered ADSs traded on any other Trading Market, it will then include in such application all of the Offered ADSs, and will take such other action as is necessary to cause all of the Offered ADSs to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action necessary to continue the listing or quotation and trading of its Offered ADSs on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company agrees to maintain the eligibility of the Offered ADSs for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

5.10            Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Offered Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is (i) obtained before the closing of such subsequent transaction, or (ii) not required pursuant to the Company’s election to follow the home country practice.

5.11            Certain Transactions and Confidentiality. The Purchaser covenants that neither it nor any Affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to any press release or any filing with the Commission (the “Public Disclosure”). The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the Public Disclosure, the Purchaser will maintain the confidentiality of the existence and terms of this transaction. Notwithstanding the foregoing and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) the Purchaser does not make any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Public Disclosure except as provided in Section 4.8, (ii) the Purchaser shall not be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the Public Disclosure except as provided in Section 4.8, and (iii) the Purchaser shall not have any duty of confidentiality or duty not to trade in the securities of the Company to the Company or its Subsidiaries after the issuance of the initial Public Disclosure. Notwithstanding the foregoing, in the case of a Purchaser, if applicable, that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Offered Securities covered by this Agreement.

5.12            Maintenance of Property. The Company shall keep all of its property necessary for the operations of its business, which is necessary or useful to the conduct of its business, in good working order and condition, ordinary wear and tear excepted.

5.13            Preservation of Corporate Existence. The Company shall preserve and maintain its corporate existence, rights, privileges and franchises in the jurisdiction of its incorporation, and qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary in view of its business or operations and where the failure to qualify or remain qualified might reasonably have a Material Adverse Effect upon the financial condition, business or operations of the Company taken as a whole.

5.14            Drawing Down on Registration Statement. Unless obligated or contemplated under agreements in effect as of the date hereof or under the SEC Reports, the Company shall not issue any Ordinary Shares, ADRs or ADSs under the Registration Statements for 15 days from the date hereof.

ARTICLE VI.
MISCELLANEOUS

6.1            Termination. This Agreement may be terminated by the Purchaser by written notice to the other parties, if the Closing Date has not been consummated on or before the fourth Trading Day following the date hereof; provided, however, that no such termination will affect the right of any party to sue for any breach by any other party (or parties).

6.2            Fees and Expenses. Except as expressly set forth below and in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all the fees payable to the Depositary (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser. The Company shall pay the legal fees of the Purchaser up to $5,000. The Purchaser may withhold this amount from its Subscription Amount.

6.3            Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.4            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered by email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second Trading Day following the date of transmission, if sent by U.S. nationally recognized overnight delivery service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains, material, non-public information regarding the Company or any Subsidiaries, the Company shall within two Trading Days file such notice with the Commission pursuant to a Current Report on Form 6-K.

6.5            Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any amendment effected in accordance with accordance with this Section 6.5 shall be binding upon the Purchaser and holder of Securities and the Company.

6.6            Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.7            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Each Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Offered Securities, by the provisions of the Transaction Documents that apply to the Purchaser.

6.8            No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 5.8 and this Section 6.8.

6.9            Governing Law; Exclusive Jurisdiction; Attorneys’ Fees. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the New York County, New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the New York County, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action or Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Action or Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company elsewhere in this Agreement, the prevailing party in such Action or Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Action or Proceeding.

6.10            Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Offered Securities.

6.11            Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf' format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf' signature page were an original thereof.

6.12            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.13            Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then that Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.14            Replacement of Offered Securities. If any certificate or instrument evidencing any Offered Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction without requiring the posting of any bond.

6.15            Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any Action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.16            Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

6.17            Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Offered Securities in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Offered Securities that occur after the date of this Agreement.

6.18            Waiver of Jury Trial. In any action, suit, or proceeding in any jurisdiction brought by any party against any other party, the parties each knowingly and intentionally, to the greatest extent permitted by applicable law, hereby absolutely, unconditionally, irrevocably and expressly waive forever trial by jury.

6.19            Non-Circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its constitution or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all of the provision of this Agreement and take all action as may be required to protect the rights of all holders of the Offered Securities.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

COOTEK (CAYMAN) INC.		Address for Notice:

By:	/s/ Karl Kan Zhang
Karl Kan Zhang
Chairman of the Board of Directors and Chief Technology Officer
		Email:	.com

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGE TO

SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: Mercer Street Global Opportunity Fund LLC

Signature of Authorized Signatory of Purchaser:	/s/ Jonathan Juchno

Name of Authorized Signatory:	Jonathan Juchno

Title of Authorized Signatory:	Authorized Representative

Email Address of Authorized Signatory:

Facsimile Number of Authorized Signatory:

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: US$	1,500,000

US Employer Identification Number (if any):

Purchaser Signature Page

EXHIBIT A

Form of Information Consent

COOTEK (CAYMAN) INC. (the “Company”) has information or notice of a proposed event (collectively, the “Information”) that it is either required to provide you pursuant to that certain Securities Purchase Agreement dated ________ ___, 2021 (“Agreement”) between you and the Company or believes that you would be interested in obtaining.

If the Company is required to provide this Information to you under the Agreement, you acknowledge that receipt of this information may restrict you from trading in the Company’s securities until this Information is made public in accordance with the Agreement.

If the Company is not required to provide this Information to you under the Agreement, you acknowledge that this may restrict you from trading in the Company’s securities until this Information is made public in accordance with the Agreement.

Please respond in writing if you do or do not want to be provided with the Information. If the Company does not receive your response within three business days, we will have the right to assume that you have chosen not to receive the Information and, if applicable, waived your right to any subsequent offering rights and any other rights provided for under the Agreements that require notice, for which this Information (including notice) is being given.

Please sign below and check the appropriate box below.

Sincerely,

By:
Name:
Title: Chief Executive Officer

___ Yes. Please provide we with the Information

___ No.  Do not provide me with the Information

Exhibit A